Exhibit 10.3

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

At a Board of Directors (the “Board”) meeting held on January 16, 2002, and at which a quorum was present and acting throughout, the Board hereby authorizes Chittenden Corporation (the “Employer”) to take the following actions:

1.	To adopt an amended and restated Tax-Free Spending Account document, effective January 1, 2000, as attached hereto. Such document reflects:

(a)	increased contribution limit in the Health Care Spending Account from $1,500 to $2,000 ($2,500 for employees of Bank of Western Massachusetts);

(b)	the participation of the Pomerleau Agency, effective January 1, 1998;

(c)	the participation of the Bank of Western Massachusetts, effective January 1, 1999;

(d)	the participation of Flagship Bank and Trust Company, effective January 1, 2000;

(e)	legislative changes required under the Family and Medical Leave Act of 1993; and

(f)	modifications made as a result of new change in status regulations.

2.	To adopt an amended and restated Incentive Savings and Profit Sharing Plan document, and Pension Account Document, effective January 1, 1994 and January 1, 1992, respectively, as attached hereto. Such documents reflect:

(a)	legislative (“GUST”) changes as required under:

(i)	the Retirement Protection Act of 1994;

(ii)	the Family and Medical Leave Act of 1993;

(iii)	the Small Business Jobs Protection Act of 1996; and

(iv)	the Taxpayer Relief Act of 1997.

(b)	Clarifying language to limit compensation under the plans to such amounts as permitted under the Economic Growth and Tax Relief Reconciliation Act of 2001 on a prospective basis only; and

(c)	the participation of Vermont Financial Services Corporation.

3.	To submit the Incentive Savings and Profit Sharing Plan and the Pension Account Plan to the Internal Revenue Service for a determination letter by the end of the GUST remedial amendment period, February 28, 2002.

4.	The Board authorizes the Employer or its duly authorized delegate to take whatever action it deems necessary and appropriate to effect the terms of this Resolution.

2.

IN WITNESS WHEREOF, the Board has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 16th day of January, 2002.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

(Corporate Seal)

3.

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Employer”) has acquired Ocean National Bank “ONB”) effective February 28, 2002; and

WHEREAS, the Employer wishes to integrate ONB employees into Chittenden Corporation Pension Account Plan (the “Pension Plan”), the Chittenden Corporation Incentive Savings and Profit Sharing Plan (the “Savings Plan”), and the Chittenden Corporation Tax-Free Spending Account Plan (the “Spending Account Plan”); and

WHEREAS, the ONB Board of Directors has authorized the merger of the ONB Retirement Savings Plan (the “ONB Plan”) into the Savings Plan and the participation of ONB employees in the Pension Plan and the Spending Account Plan;

NOW, THEREFORE, the Board, at a meeting held on June 19, 2002, and at which a quorum was present and acting throughout, hereby authorizes the Employer to take the following action:

1.	To authorize ONB as a Participating Employer under the Pension Plan effective July 1, 2002. Employees of ONB shall be eligible for membership in the Pension Plan effective July 1, 2002. The determination of ONB employee’s eligibility for participation, eligibility for retirement income and the amount of retirement income shall include all service with ONB which would have been considered service for such purposes in accordance with the provisions of the Pension Plan.

1.

2.	To authorize ONB as a participating Employer under the Spending Account Plan effective July 1, 2002. Employees of ONB shall be eligible to participant under the Spending Account Plan on and after My 1, 2002, in accordance with the provisions thereof.

3.	To authorize (a) ONB as a Participating Employer under the Savings Plan and (b) the merger of the ONB Plan into the Savings Plan effective July 1, 2002, in accordance with the further provisions of this Resolution.

4.	All account balances held under the ONB Plan which are attributable to employees, terminated vested employees, retirees, and beneficiaries under such plan shall be transferred to the Savings Plan on or about July 1, 2002.

5.	As of July 1, 2002, each employee, terminated vested employee, retiree, and beneficiary of the ONB Plan shall be entitled to a benefit under the Savings Plan equal to the benefit he would have been entitled to under the ONB Plan immediately prior to July 1, 2002, as if the ONB Plan had then terminated, in accordance with Section 401 (a)(12) of the Internal Revenue Code of 1986 (the “Code”).

6.	Employees who are participants in the ONB Plan immediately prior to July 1, 2002, shall become Participants of the Savings Plan on July 1, 2002, provided they are Employees as of such date. Each other employee of ONB shall become a Participant of the Savings Plan upon satisfaction of the participation requirements set forth in Article II of the Savings Plan.

7.	All amounts transferred from the ONB Plan to the Savings Plan shall be similarly invested in the available investment funds under the Savings Plan that have the same underlying investment objectives as the investment funds offered under the ONB Plan, in accordance with procedures established by the Employer. Such investments shall be made effective on or around July 1, 2002, to the extent administratively possible.

8.	Service to determine an Employee’s eligibility for participation and for determining vesting percentages under the Savings Plan shall include all such service credited to such Employee under the ONB plan, as determined on June 30, 2002.

9.	In the event that a participant or beneficiary of the ONB Plan is receiving or is entitled to receive future benefit payments from the ONB Plan as of June 30, 2002, any such benefit payments due on or after July 1, 2002 shall be paid from the Savings Plan.

10.	To the extent required by Section 411(d)(6) of the Code and regulations thereunder, the benefits, rights and features of accounts transferred from the ONB Plan shall be preserved and maintained under the Savings Plan in accordance with the provisions of the Savings Plan.

11.	Unless specifically indicated otherwise, the terms of the Savings Plan shall apply to all Employees, Participants, Former Participants, Beneficiaries, and their accounts that are transferred from the ONB Plan to the Savings Plan.

12.	The Employer or its duly authorized delegate is authorized to take whatever action it deems necessary and appropriate to effect the terms of this Board Resolution, including, but not limited to, adopting plan amendments and making changes as may be necessary to this resolution or such amendments in order to maintain the qualified status of the Savings Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 15 day of May, 2002.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

AMENDMENT NUMBER ONE

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

(As Amended and Restated Effective January L 1997)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has authorized the amendment of the Plan to authorize the participation of employees of Ocean National Bank;

NOW, THEREFORE, the Plan is amended as follows, effective January 1, 2002:

1.	Section 2.1, “Membership”, shall be amended by adding the following paragraph (h) to the end thereof:

“(h)	Notwithstanding the foregoing, an Employee who is employed by Ocean National Bank shall be eligible for membership hereunder on and after July 1, 2002, only upon satisfaction of the membership requirements set forth in paragraph (b) above.”

2.	Section 2.2, “Participation Service”, shall be amended by adding the following paragraph (h) to the end thereof:

“(h)

Effective July 1, 2002, Employees who are employed by Ocean National Bank as of June 30, 2002, and who continue as Employees on July 1, 2002, shall receive credit for any service with Ocean National Bank that

1.

would be considered Participation Service in accordance with the provision of this Section 2.2.”

3.	Section 2.3, “Eligibility Service”, shall be amended by adding the following paragraph (n) to the end thereof:

“(n)	Notwithstanding anything herein to the contrary, an Employee who was an employee of Ocean National Bank before it was acquired by the Employer shall receive credit for purposes of this Section 2.3 for any service with Ocean National Bank which would have been considered Eligibility Service in accordance with paragraph (a) of this Section 2.3.”

4.	Section 2.4, “Benefit Service”, shall be amended by adding the following paragraph (o) to the end thereof:

“(o)	An Employee who is employed by Ocean National Bank who becomes a Member of this Plan, shall receive credit for purposes of this Section 2.4 for all service with Ocean National Bank which would have been considered Benefit Service in accordance with paragraphs (a) and (b) of this Section 2.4.”

5.	Appendix A, “Service and Benefits for Employees of Acquired Companies”, shall be amended by adding the following to the end thereof:

Earliest Possible Service Date
Former Company	Eligibility Date	Benefit Service
Ocean National Bank	See Section 2.3	See Section 2.4”

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 15 day of May, 2002.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Employer”) heretofore adopted the Chittenden Corporation Pension Account Plan (the “Pension Plan”) and the Chittenden Corporation Incentive Savings and Investment Plan (the “Savings Plan”); and

WHEREAS, the Employer wishes to amend the Pension Plan and the Savings Plan to comply with recent legislation affecting such Plans and to make other minor changes to the Plans for the benefit of participants (e.g., immediate vesting and eligibility under the Saving Plan);

NOW, THEREFORE, the Board of Directors (the “Board”) at a meeting held on July 17, 2002, and at which a quorum was present and acting throughout, hereby authorizes the Employer to amend the Pension and Savings Plans as follows:

1.	To amend the Pension and Savings Plans to comply with the applicable requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). Such changes include:

(a)	increasing the maximum permissible annual benefits and contributions limitations under Internal Revenue Code Section 415;

(b)	modifying adjustments to be made under the Pension Plan with respect to the annual plan benefits limitation under Internal Revenue Code Section 415 in the case of commencement of Plan benefits at ages other than normal retirement age;

(c)	modifying the Pension and Savings Plan provisions relative to the determination of top-heavy status and minimum benefit and/or contribution requirements, as applicable;

(d)	expanding the direct rollover rules under the Plans to reflect the increased portability of plan benefits to a wider variety of retirement plans;

(e)	accepting rollovers from Internal Revenue Code Section 403(b) and 457 plans to the Savings Plan;

(f)	reducing the suspension period following hardship withdrawals under the Savings Plan from 12 months to six months and eliminating the post-hardship withdrawal limit on pre-tax contributions in the Plan year following the year of the hardship withdrawal;

(g)	eliminating the multiple-use test for annual nondiscrimination testing purposes under the Savings Plan; and

(h)	repeal of the same desk rule which permits distributions from the Savings Plan to employees who are separated from employment with Chittenden as a result of an acquisition.

2.	To further amend the Pension Plan to update the mortality table issued by the Internal Revenue Service for the purposes of determining minimum lump sum benefits and adjustments to the maximum annual benefits.

3.	To further amend the Savings Plan to allow for immediate Plan eligibility and vesting and to increase the pre-tax contribution deferral opportunity under such Plan from 16% to 26%.

4.	To further amend the Pension Plan and Savings Plan to reflect final Department of Labor regulations on benefit claims and appeals procedures.

5.	To further amend the Pension Plan to update applicable provisions relative to the calculation of minimum distribution benefits.

6.	The Employer or its duly authorized delegate is authorized to take whatever action it deems necessary and appropriate to effect the terms of this Board Resolution,

including, but not limited to, adopting the Plan amendments and making changes as may be necessary to this Resolution or such amendments in order to maintain the qualified status of the Pension Plan and Savings Plan.

IN WITNESS WHEREOF, the Board has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 17th day of July, 2002.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J.Fortin
(Corporate Seal)

AMENDMENT NUMBER TWO

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

(As Amended and Restated Effective January 1, 1997)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has authorized the amendment of the Plan to comply with the applicable requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and other recent legislation;

NOW, THEREFORE, the Plan is amended as follows, effective January 1, 2002:

1.	The Preamble to the Plan shall be amended by adding the following paragraph after the third paragraph thereof:

“Effective January 1, 2002, the Plan is hereby amended to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This EGTRRA amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.”

1.

2.	Section 1.2, “Actuarial Equivalent”, shall be amended by adding the following paragraph to the end thereof:

“This paragraph shall apply to distributions with payment dates on or after January 1, 2003. Notwithstanding any other provisions to the contrary, the applicable mortality table used for adjusting any benefit or limitation under Code Section 415(b)(2)(B), (C), or (D) as referenced in Section 4.4 of the Plan and the applicable mortality table used for the purposes of satisfying the requirements of Code Section 417(e) is the table prescribed in Internal Revenue Service Ruling 2001-62.”

3.	Section 4.4, “Maximum Overall Benefit”, shall be amended by replacing subparagraph (a)(ii) with the following:

“(ii)	$160,000 (as adjusted effective January 1 of each year under Code Section 415(d) in such manner as the Secretary of the Treasury shall prescribe).”

4.	Section 4.4, “Maximum Overall Benefit”, shall be amended by replacing subparagraph (a)(iii) with the following:

“(iii)

In the case where benefits commence prior to the Member’s attainment of age 62, the dollar limitation in subparagraph (ii) above applicable to the Member at such earlier age is an annual benefit payable in the form of a straight life annuity beginning at an earlier age that is the actuarial equivalent of the dollar limitation above (adjusted under subparagraph (vi) below if required). The dollar limitation in subparagraph (ii) above, applicable at an age prior to age 62 is determined as the lesser of (A) the actuarial equivalent (at such age) of the dollar limitation computed using the underlying interest rate used to determine the reduction for early payment under Section 10.1 and mortality table (or other tabular factor) specified in Section 1.2 and (B) the actuarial equivalent (at such age) of the dollar limitation computed using a 5% interest rate and the applicable mortality table as defined in Section 1.2 of the Plan. Any decrease in the dollar limitation determined in accordance with this subparagraph (iii) shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Member.”

5.	Section 4.4, “Maximum Overall Benefit”, shall be amended by replacing subparagraph (a)(iv) with the following:

“(iv)	In the case where benefits commence after the Member attains age 65, the dollar limitation in subparagraph (ii) above applicable to the Member at the later age is the annual benefit payable in the form of a straight life annuity beginning at the later age that is actuarially equivalent to the dollar limitation applicable to the participant at age 65 (adjusted under subparagraph (vi) below, if required). The actuarial equivalent of the dollar limitation applicable at an age after age 65 is determined as the lesser of the actuarial equivalent (at such age) of the dollar limitation computed using (A) the interest rate and mortality table (or other tabular factor) specified in Section 1.2 of the Plan and (B) a five percent interest rate assumption and the applicable mortality table as defined in Section 1.2 of the Plan. For these purposes, mortality between age 65 and the age at which benefits commence shall be ignored.”

6.	Section 4.4, “Maximum Overall Benefit”, shall be amended by replacing subparagraph (a)(ix) with the following:

“(ix)	Except in the case where a benefit is payable pursuant to Section 10.1(b)(i), or pursuant to Section 10.3 with the Member’s Spouse as the Beneficiary, if a benefit is payable in a form other than a life annuity, or if the Employee contributes to the Plan or makes rollover contributions (as defined in Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3), and 457(e)(16)), the determination as to whether the limitations of this Section 4.4 has been satisfied, shall be made in accordance with regulations prescribed by the Secretary of the Treasury by adjusting such benefit so that it is equivalent to the benefit in the form of a life annuity or the 50% joint and survivor form. Such adjustments shall be made on the basis of the interest rate and mortality table (or other tabular factor) specified in Section 1.2.”

7.	Section 6.2, “Postponed Retirement Benefit”, shall be amended by adding the following to the end of paragraph (e) thereof:

“With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 12, 2001, notwithstanding any provision of the Plan to the contrary. This amendment shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.”

8.	Section 10.8, “Direct Rollovers From the Plan”, shall be amended in its entirety and shall read as follows:

“10.8	Direct Rollover From the Plan. If any Plan distribution is an ‘eligible rollover distribution’ as defined in Code Section 402, a Member (or surviving Spouse) may elect at the time and in the manner prescribed by the Plan Administrator, to directly rollover the entire amount of such distribution to one of the following or any other program deemed to be an eligible retirement plan under Code Section 402: a retirement plan qualified under Code Section 401(a), an individual retirement annuity described in Code Section 408(b), or an individual retirement account described under Code Section 408(a), or an annuity contract described in Code Section 403(b) or an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

For purposes of this Section, the direct rollover rights of the Member shall also apply to the Spouse or former Spouse of the Member who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).”

9.	Section 16.3, “Minimum Benefit Provisions,” shall be amended by adding the following paragraph to the end thereof:

“For Plan Years beginning after December 31, 2001, for purpose of satisfying the minimum benefit requirements of Code Section 416(c)(1), in determining years of Eligibility Service, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no Key Employee or no former Key Employee.”

10.	Section 16.5, “Top-Heavy Plan Definition”, shall be amended by replacing subparagraph f(ii) thereof with the following:

“(ii)	The present values of Accrued Benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting ‘5-year period’ for ‘1-year period.’ The Accrued Benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.”

11.	Section 16.6, “Key Employee”, shall be amended in its entirety and shall read as follows:

“16.6	Key Employee. Key Employee means an Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(l) for Plan Years beginning after December 31, 2002), a five-percent owner of the Employer, or a one-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(l) and the applicable regulations and other guidance of general applicability issued thereunder.”

12.	Section 16.7, “Non-Key Employee”, shall be amended by deleting the second sentence thereof.

13.	Section 11.4, “Benefit Claims Procedures”. Shall be amended by adding the following to the end thereof:

“Notwithstanding the foregoing, the Plan shall comply with any subsequent claim and appeals regulations to the extent required by law. Effective January 1, 2002, the Plan’s procedures for the denial of claims and for any appeal of such denials for benefits under this Plan shall be set forth in a separate document or in the Summary Plan Description for this Plan. Such procedures shall comply with ERISA Section 503 and attendant regulations thereunder to the extent required by law.”

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 17th day of July, 2002.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Employer”) has acquired Maine Bank & Trust Company (“MBT”) effective March 30, 2001; and

WHEREAS, the Employer wishes to integrate MBT employees into the Chittenden Corporation Pension Account Plan (the “Pension Plan”) and the Chittenden Corporation Incentive Savings and Profit Sharing Plan (the “Savings Plan”); and

WHEREAS, the MBT Board of Directors has authorized the merger of the Maine Bank & Trust Company 401(k) Profit Sharing Plan (the “MBT Plan”) into the Savings Plan and the participation of MBT employees in the Pension and Savings Plans; and

WHEREAS, the Employer wishes to amend the Savings Plan to permit “catch-up contributions” by eligible employees;

NOW, THEREFORE, the Board, at a meeting held on November 20, 2002, and at which a quorum was present and acting throughout, hereby authorizes the Employer to take the following action:

1.	To authorize MBT as a Participating Employer under the Pension Plan effective January 1, 2003. Employees of MBT shall be eligible for membership in the Pension Plan effective January 1, 2003 in accordance with the further provisions of this Resolution.

2.	Individuals who are employed by MBT as of December 31, 2002, and who continue as Employees of Chittenden Corporation on January 1, 2003, shall receive credit for MBT service for purposes of determining eligibility for participation in the Pension Plan. The determination of MBT employee’s eligibility for retirement income and the amount of retirement income shall include all service with MBT which would have been considered service for such purposes in accordance with the provisions of the Pension Plan.

3.	To authorize (a) MBT as a Participating Employer under the Savings Plan and (b) the merger of the MBT Plan into the Savings Plan effective January 1, 2003, in accordance with the further provisions of this Resolution.

4.	All account balances held under the MBT Plan which are attributable to employees, terminated vested employees, retirees, and beneficiaries under such plan shall be transferred to the Savings Plan on or about January 1, 2003.

5.	As of January 1, 2003, each employee, terminated vested employee, retiree, and beneficiary of the MBT Plan shall be entitled to a benefit under the Savings Plan equal to the benefit he would have been entitled to under the MBT Plan immediately prior to January 1, 2003, as if the MBT Plan had then terminated, in accordance with Section 401(a)(12) of the Internal Revenue Code of 1986 (the “Code”).

6.	Employees who are participants in the MBT Plan immediately prior to January 1, 2003, shall become Participants of the Savings Plan on January 1, 2003, provided they are Employees as of such date. Each other employee of MBT shall become a Participant of the Savings Plan upon satisfaction of the participation requirements set forth in Article II of the Savings Plan.

7.

All amounts transferred from the MBT Plan to the Savings Plan shall be similarly invested in the available investment funds under the Savings Plan that have the same underlying investment objectives as the investment funds offered under the MBT Plan, in accordance with procedures established by the Employer. Such investments shall be made effective on or around January 1, 2003, to the extent administratively possible.

8.	Service to determine an Employee’s eligibility for participation and for determining vesting percentages under the Savings Plan shall include all such service credited to such Employee under the MBT plan, as determined on December 31, 2002.

9.	In the event that a Participant or Beneficiary of the MBT Plan is receiving or is entitled to receive future benefit payments from the MBT Plan as of December 31, 2002, any such benefit payments due on or after January 1, 2003 shall be paid from the Savings Plan.

10.

The installment form of payment available under the MBT Plan shall be maintained with respect to distributions made on behalf of MBT employees which commence prior to March 1, 2003. Effective March 1, 2003, such installment form of payment shall be eliminated with respect to distributions which commence on or after February 28, 2003. Notwithstanding the foregoing, in accordance with IRS regulations issued under Code Section 411(d)(6), in no event shall the elimination of such optional form of payment apply to any distribution which commences earlier than the 90th day after a Participant, Former Participant, or Beneficiary receives a summary of material modifications describing this change in payment options.

11.	To the extent required by Section 41 l(d)(6) of the Code and regulations thereunder, the benefits, rights and features of accounts transferred from the MBT Plan shall be preserved and maintained under the Savings Plan in accordance with the provisions of the Savings Plan.

12.	Unless specifically indicated otherwise, the terms of the Savings Plan shall apply to all Employees, Participants, Former Participants, Beneficiaries, and their accounts that are transferred from the MBT Plan to the Savings Plan.

13.	To authorize the future amendment of the Savings Plan to provide for “catch-up contributions” for eligible Employees, in accordance with and subject to the applicable provisions of the Code Section 414(v) and the Economic Growth and Tax Relief Reconciliation Act of 2001, for Plan Years beginning on and after January 1, 2003.

14.	The Employer or its duly authorized delegate is authorized to take whatever action it deems necessary and appropriate to effect the terms of this Board Resolution, including, but not limited to, adopting plan amendments and making changes as may be necessary to this resolution or such amendments in order to maintain the qualified status of the Pension and/or Savings Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 20th day of November, 2002.

CHITTENDEN CORPORATION

By:	/s/ Paul A. Perrault

ATTEST:

/s/ F. Sheldon Prentice
(Corporate Seal)

AMENDMENT NUMBER THREE

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

(As Amended and Restated Effective January 1, 1997)

WHEREAS, Chittenden Corporation (the “Trincipal Employer”) established the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has authorized the amendment of the Plan to permit the participation of employees of Maine Bank & Trust Company;

NOW, THEREFORE, the Plan is amended as follows, effective January 1, 2003:

1.	Section 2.1, “Membership”, shall be amended by deleting paragraph (g) thereof and replacing it with the following:

“(g)	Notwithstanding the foregoing, an Employee who is employed by Maine Bank & Trust Company shall be eligible for membership hereunder on and after January 1,2003, only upon satisfaction of the membership requirements set forth in paragraph (b) above.”

2.	Section 2.2, “Participation Service”, shall be amended by adding the following paragraph (i) to the end thereof:

“(i)

Effective January 1, 2003, Employees who are employed by Maine Bank & Trust Company as of December 31, 2002, and who continue as Employees of the Employer on January 1, 2003, shall receive credit for any service with Maine Bank & Trust Company that would be considered Participation Service in accordance with the provision of this Section 2.2.”

3.	Section 2.4, “Benefit Service”, shall be amended by deleting paragraph (1) thereof and replacing it with the following:

“(1)	An Employee who is employed by Maine Bank & Trust Company and who becomes a Member of this Plan, shall receive credit for purposes of this Section 2.4 for all service with Maine Bank & Trust Company which would have been considered Benefit Service in accordance with paragraphs (a) and (b) of this Section 2.4.”

4.	Appendix A, “Service and Benefits for Employees of Acquired Companies”, shall be amended by adding the following to the end thereof:

Earliest Possible Service Date
Former Company	Eligibility Date	Benefit Service
Maine Bank & Trust Company	See Section 2.3	See Section 2.4”

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 20th day of November, 2002.

CHITTENDEN CORPORATION

By:	/s/ Paul A. Perrault

ATTEST:

/s/ F. Sheldon Prentice
(Corporate Seal)

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Employer”) and Granite State Bankshares, Inc. have entered into an Agreement and Plan of Merger dated as of November 7, 2002; and

WHEREAS, the Granite State Bankshares, Inc. 40I(k) Plan (the “Granite 401(k) Plan”) shall be frozen as of the date of closing (the “Close Date”), and no further contributions will be permitted to the Granite 401(k) Plan; and

WHEREAS, the Granite State Bankshares, Inc. Employees Stock Ownership Plan (the “Granite ESOP”) has been terminated effective February 1, 2003; and

WHEREAS, Granite State Bankshares, Inc. is a holding company for Granite Bank and GSBI Insurance Group, Inc.; and

WHEREAS, the Employer wishes to provide for the participation of Granite Bank and GSBI Insurance Group, Inc. employees in the Chittenden Corporation Incentive Savings and Profit Sharing Plan (the “Chittenden Savings Plan”) as of the day after the Close Date; and

WHEREAS, the Employer wishes to permit Granite Bank and GSBI Insurance Group, Inc. employees to continue participation in the Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust (the “Granite Pension Plan”) on and after the Close Date; and

WHEREAS, Granite Bank and GSBI Insurance Group, Inc. employees shall not be considered employees eligible for participation in the Chittenden Corporation Pension Account Plan (the “Chittenden Pension Plan”);

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NOW, THEREFORE, the Board, at a meeting held on February         , 2003, and at which a quorum was present and acting throughout, hereby authorizes the Employer to take the following action:

1.	To preclude the participation of Granite Bank and GSBI Insurance Group, Inc. employees in the Chittenden Pension Plan on and after the Close Date.

2.	To authorize Granite Bank and GSBI Insurance Group, Inc. as Participating Employers under the Chittenden Savings Plan effective the day after the Close Date. Employees of Granite Bank and GSBI Insurance Group, Inc. shall be eligible for membership in the Chittenden Savings Plan effective the day after the Close Date in accordance with the further provisions of this Resolution.

3.	Employees who are participants in the Granite 401(k) Plan as of the Close Date, shall become Participants of the Chittenden Savings Plan on the day after Close Date, provided they are Employees as of such date. Each other employee of Granite Bank and GSBI Insurance Group, Inc. shall become a Participant of the Chittenden Savings Plan upon satisfaction of the participation requirements set forth in Article II of the Savings Plan.

4.	No account balances held under the Granite 401(k) Plan as of the Close Date shall be transferred to the Chittenden Savings Plan. Such account balances shall be maintained under the Granite 401(k) Plan in accordance with the provisions thereof.

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5.	Unless specifically indicated otherwise, the terms of the Chittenden Savings Plan shall apply to all employees of Granite Bank and GSBI Insurance Group, Inc. with respect to benefits earned thereunder.

6.	The Employer or its duly authorized delegate is authorized to take whatever action it deems necessary and appropriate to effect the terms of this Board Resolution, including, but not limited to, adopting plan amendments and making changes as may be necessary to this resolution or such amendments in order to maintain the qualified status of the Chittenden Pension and/or Chittenden Savings Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 19 day of February, 2003.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

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AMENDMENT NUMBER FOUR

TO THE

CHITTENDEN CORPORATION PENSION ACCOUNT PLAN

(As Amended and Restated Effective January 1, 1997)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Principal Employer has entered into an Agreement and Plan of Merger dated November 7, 2002 with Granite State Bankshares, Inc.; and

WHEREAS, Granite State Bankshares, Inc. is a holding company for Granite Bank and GSBI Insurance Group, Inc.; and

WHEREAS, the Board has authorized the amendment of the Plan to specifically preclude the participation of Granite State Bankshares, Inc. employees in the Plan in recognition of their continued participation in the Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust in accordance with its Resolution attached hereto;

NOW, THEREFORE, the Plan is amended as follows, effective as of the date of closing (the “Close Date”):

1.	Section 2.1, “Membership”, shall be amended by adding the following paragraph (h) at the end thereof:

“(h)	Notwithstanding the foregoing, an Employee who is employed by Granite Bank or GSBI Insurance Group, Inc., shall not be eligible for membership hereunder.”

1

2.	Section 2.3, “Eligibility Service”, shall be amended by adding the following paragraph (o) to the end thereof:

“(o)	Notwithstanding anything herein to the contrary, an Employee of the Employer, who was an employee of Granite State Bankshares, Inc. before it was acquired by the Employer, shall receive credit for purposes of (Ms Section 2.3 for any service with Granite State Bankshares, Inc. which would have been considered Eligibility Service in accordance with paragraph (a) of this Section 2.3.”

3.	Section 2.4, “Benefit Service”, shall be amended by adding the following paragraph (p) to the end thereof:

“(p)	An Employee who is employed by Granite Bank or GSBI Insurance Group, Inc. shall not be eligible to accumulate Benefit Service hereunder.”

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 19 day of February, 2003.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

2

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

FOR THE

CHITTENDEN PENSION ACCOUNT PLAN

WHEREAS, Chittenden Corporation (the “Principal Employer”) heretofore adopted the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Article XIV permits the Principal Employer to amend the Plan by resolution of the Board of Directors (the “Board”) from time to time; and

WHEREAS, the Principal Employer has acquired Granite State Bankshares, Inc. (“Granite Bank”) effective February 28, 2003; and

WHEREAS, the Principal Employer wishes to permit the participation of Granite Bank employees in this Plan; and

WHEREAS, the Board previously executed a resolution authorizing the merger of The Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust (the “Granite Plan”) into the Plan, effective January 1, 2004; and

WHEREAS, the Board has subsequently been made aware of certain administrative issues with respect to the Granite Plan which preclude the merger from occurring effective January 1, 2004; and

WHEREAS, the Granite Plan is in the process of filing an application for a favorable determination letter from the IRS;

NOW, THEREFORE, the Board, at a meeting held on November 19, 2003 and at which a quorum was present and acting throughout, hereby authorizes the Principal Employer to take the following action:

1.	To rescind the Board resolution and Amendment Number Five previously executed on October 15, 2003 in their entirety.

2.	To permit the participation of Granite Bank Employees in this Plan, effective January 1, 2004 as follows:

(a)	Employees who are participants of the Granite Plan immediately prior to January 1, 2004, shall become Members of the Plan on January 1, 2004, provided they are Employees on such date. Further, any employees of Granite State Bankshares, Inc. who, as a result of the VCP filing for the Granite Plan which is under consideration by the Internal Revenue Service, are retroactively deemed to be participants of the Granite Plan, shall become Members of the Plan on January 1, 2004, provided they are Employees on such date.

(b)	Each other Employee of Granite Bank shall become a Member of the Plan upon satisfaction of the membership requirements set forth in Article II of the Plan.

3.	Service to determine an Employee’s eligibility for participation, eligibility for retirement income and amount of retirement income in the Plan shall include all such service credited to such Employee under the terms of the Granite Plan, as of December 31, 2003.

4.

Beginning January 1, 2004, Annual Pay Credits and Interest Credits will be credited to a Member’s Cash Balance Account as described in Article III of the Plan. Active Members of the Granite Plan who meet the Rule of 70 as of December 31, 2003, and who continue as active Employees on January 1, 2004, will be entitled to an additional 8% Annual Pay Credit for up to ten years but in no event later than the 2013 Plan Year or until the Member’s Service Termination Date, if earlier.

5.	The Principal Employer or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Board Resolution, including, but not limited to adopting plan amendments and making changes as may be necessary to this resolution or such amendments in order to maintain the qualified status of the Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 19th day of November, 2003.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

AMENDMENT NUMBER FIVE

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

(As Amended and Restated Effective January 1, 1997)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has authorized the amendment of the Plan to permit the participation of employees of Granite State Bankshares, Inc.;

NOW, THEREFORE, the Plan shall be amended, as follows, effective January 1, 2004;

1.	Section 2.1, “Membership,” shall be amended by adding the following paragraph (h) to the end thereof:

“(h)

Notwithstanding the foregoing, effective January 1, 2004, an Employee who was a participant of The Retirement Plan for Granite State Bankshares, Inc. in RSI Retirement Trust immediately prior to January 1, 2004, shall become a Member of the Plan on January 1, 2004, provided he is an Employee on such date. Further, any employees of Granite State Bankshares, Inc. who, as a result of the VCP filing for The Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust (the “Granite Plan”), which is under consideration by the Internal Revenue Service, are retroactively deemed to be participants of the Granite Plan, shall become Members of the Plan on January 1, 2004, provided they are Employees on such date. Each other

Employee shall become a Member of the Plan upon satisfaction of the membership requirements set forth in paragraph (b) above.”

2.	Section 2.2 , “Participation Service”, shall be amended by adding the following paragraph (j) to the end thereof:

“(j)	Effective January 1, 2004, Employees who were employed by Granite State Bankshares, Inc. as of December 31, 2003, and who continue as Employees on January 1, 2004, shall receive credit for purposes of this Section 2.2 for any service credited under the terms of The Retirement Plan for Granite State Bankshares, Inc. in RSI Retirement Trust which would have been considered Participation Service in accordance with this Section 2.2.”

3.	Section 2.3, “Eligibility Service”, shall be amended by adding the following paragraph (n) to the end thereof:

“(n)	Notwithstanding anything herein to the contrary, an Employee who was an employee of Granite State Bankshares, Inc. before it was acquired by the Employer, shall receive credit for purposes of this Section 2.3 for any service credited under the terms of The Retirement Plan for Granite State Bankshares, Inc. in RSI Retirement Trust which would have been considered Eligibility Service in accordance with paragraph (a) of this Section 2.3.”

4.	Section 2.4, “Benefit Service”, shall be amended by adding the following paragraph (o) to the end thereof:

“(o)

An Employee who was employed by Granite State Bankshares, Inc. on December 31, 2003, and who continues as an Employee on January 1, 2004, shall receive credit for purposes of this Section 2.4 for all service credited under the terms of The Retirement Plan for Granite State Bankshares, Inc. in RSI Retirement Trust which would have been considered Benefit Service in accordance with paragraphs (a) and (b) of this Section 2.4.”

5.	Section 3.3, “Annual Pay Credits”, shall be amended by adding the following subparagraph (b)(iii):

“(iii)	If a Member participated in The Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust as of December 31, 2003, and is an Employee and participates in this Plan on January 1, 2004, then such Member shall be entitled to the additional Annual Pay Credit below if his attained age plus years of Eligibility Service as of December 31, 2003, equals 70 or more.

Such additional Annual Pay Credit shall be equal to 8% of the Member’s Compensation for the Plan Year, provided he has completed at least 1,000 Hours of Service during such Plan Year. The additional 8% Annual Pay Credit will be credited for up to ten years following the Member’s initial eligibility therefore (in this case the 2004 Plan Year), but in no event later than the 2013 Plan Year, or until such Member’s Service Termination Date, if earlier.”

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed this 19th day of November 2003.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

FOR THE

CHITTENDEN PENSION ACCOUNT PLAN

WHEREAS, Chittenden Corporation (the “Principal Employer”) heretofore adopted the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Article XIV permits the Principal Employer to amend the Plan by resolution of the Board of Directors (the “Board”) from time to time; and

WHEREAS, the Principal Employer has acquired National Pension Services, Inc. effective March 29, 2004; and

WHEREAS, the Principal Employer wishes to permit participation in the Plan for individuals who were employed by National Pension Services, Inc. immediately prior to the aforementioned acquisition and who become employees of the Principal Employer as a result of the acquisition;

NOW, THEREFORE, the Board, at a meeting held on April 21, 2004 and at which a quorum was present and acting throughout, hereby authorizes the Principal Employer to take the following action:

1.	To permit the participation of individuals who were employed by National Pension Services, Inc. on March 29, 2004 and who become employees of the Principal Employer as a result of the acquisition to participate in this Plan in accordance with the following:

(a)	Such individuals who become Employees as a result of the aforementioned acquisition shall have their service with National Pension Services, Inc. credited under this Plan for purposes of determining their Participation Service, Eligibility Service and Benefit Service.

(b)	The Opening Balance Credit for individuals described in the preceding paragraph shall be zero dollars.

2.	The Principal Employer or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Board Resolution, including, but not limited to adopting Plan amendments and making changes as may be necessary to this resolution or such amendments in order to maintain the qualified status of the Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 21st day of April, 2004.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

AMENDMENT NUMBER SIX

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

Amended and Restated Effective January 1, 1997

(Including Amendments through January 2000)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Principal Employer has entered into an agreement whereby the Principal Employer acquired National Pension Services, Inc. as of March 29, 2004; and

WHEREAS, the Board has authorized the amendment of the Plan to allow individuals employed by National Pension Services, Inc. as of the date of the aforementioned acquisition who become employees of the Principal Employer as a result of the acquisition to participate in the Plan once such individuals satisfy the Plan’s eligibility requirements, in accordance with its Resolution attached hereto;

NOW, THEREFORE, the Plan is amended as follows, effective as of March 29, 2004:

1.	Section 2.2, “Participation Service,” shall be amended by adding the following paragraph (k) at the end thereof:

“(k)	Individuals who were employed by National Pension Services, Inc. on March 29, 2004 and became Employees of the Employer on March 29, 2004 shall receive credit for any service with National Pension Services, Inc. that would be considered Participation Service in accordance with the provision of this Section 2.2.”

1

2.	Section 2.3, “Eligibility Service,” shall be amended by adding the following paragraph (o) to the end thereof:

“(o)	Individuals who were employed by National Pension Services, Inc. on March 29, 2004 and became Employees of the Employer on March 29, 2004 shall receive credit for purposes of this Section 2.3 for any service with National Pension Services, Inc. that would have been considered Eligibility Service in accordance with paragraph (a) of this Section 2.3.”

3.	Section 2.4, “Benefit Service,” shall be amended by adding the following paragraph (p) to the end thereof:

“(p)	Individuals who were employed by National Pension Services, Inc. on March 29, 2004 and became Employees of the Employer on March 29, 2004 shall receive credit for purposes of this Section 2.4 for any service with National Pension Services, Inc. which would have been considered Benefit Service in accordance with paragraphs (a) and (b) of this Section 2.4.”

4.	Appendix A, “Service and Benefits for Employees of Acquired Companies,” shall be amended by adding the following to the end thereof:

“Earliest Possible Service Date
Former Company	Eligibility Date	Benefit Service
National Pension Services, Inc.	See Section 2.3	See Section 2.4”

2

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 21st day of April 2004.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

3

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Corporation”) heretofore adopted the Chittenden Incentive Savings and Profit Sharing Plan (the “Savings Plan”), the Chittenden Pension Account Plan (the “Pension Account Plan”) and the Chittenden Corporation Tax Free Spending Account Plan (the “TFSA Plan”); and

WHEREAS, Section 13.2 of the Savings Plan, Article XIV of the Pension Account Plan, and Section 7.12 of the TFSA Plan permit the Corporation to amend the plans by resolution of the Board of Directors of the Corporation (the “Board”) from time to time; and

WHEREAS, the Corporation has previously adopted changes to its retirement program which included freezing the Pension Account Plan effective December 31, 2005 and replacing future benefit accruals under such plan with additional core contributions under the Savings Plan effective January 1, 2006; and

WHEREAS, the Corporation now wishes to further amend the Savings Plan to add an Employee Stock Ownership Plan feature effective January 1, 2006; and

WHEREAS, the Corporation also wishes to formally appoint the Retirement Committee as “plan administrator” (as defined under the Employee Retirement Income Security Act of 1974, “ERISA”) under the Savings Plan and Pension Account Plan, and also to delegate the authority to such committee as well as the administrative committee under the TFSA Plan to adopt future amendments to such plans to ensure the continued qualification of the plans under Internal Revenue Code (“IRC”) Section 401 (a), as applicable, and to comply with such other IRC, ERISA or legal requirements as may apply, or to make such other non-substantive or administrative changes as it deems appropriate, provided the amendments do not materially increase the Corporation’s liabilities under such plan and meet such other guidelines as may be adopted by the Board;

AMENDMENT NUMBER SEVEN

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

Amended and Restated Effective January 1,1997

(Including Amendments through January 2000)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has authorized the amendment of the Plan to provide cost of living adjustments to members of the Plan who retired prior to 2004 and are currently receiving annuity payments;

NOW, THEREFORE, the Plan is amended as follows, effective as of September 1, 2004:

1.	Article X (Payment of Retirement Benefits) is amended by adding the following new Section 10 12 to the end thereof:

“10.12	2004 Cost of Living Adjustment. The monthly retirement income payable to a Member (or such Member’s surviving Spouse or Beneficiary, if applicable) under the Plan:

(a)	whose Annuity Starting Date was prior to January 1, 2004,

1

(b)	who retired from the Participating Employer and was entitled to normal, early or postponed retirement income under Article IV, V or VI, respectively, or whose surviving Spouse or other Beneficiary was entitled to a pre-retirement death benefit under Section 9.2, and

(c)	whose retirement income was not paid as a single lump sum payment but is currently being paid as of September 1, 2004 under one of the life annuity forms of payment under the Plan shall be increased by 7% if the Member’s Annuity Starting Date was prior to January 1, 2000 or 3% if the Member’s Annuity Starting Date was on or after January 1,2000 and prior to January 1,2004. The above increase shall be applied beginning with the monthly retirement income payable as of September 1, 2004

Notwithstanding the foregoing, with respect to a retired Member described above for whom an annuity was purchased from Manulife Insurance Company, the 3% or 7% increase in the Member’s retirement income, as applicable, shall be paid to the retired Member from the Plan in one annual payment at the beginning of each year during which monthly annuity payments are due. However, for 2004, the increase for the Member’s monthly retirement income for the period September 1, 2004 through December 31, 2004 shall be paid to the Member in September, 2004.”

2

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 27th day of August, 2004.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

3

CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Corporation”) heretofore adopted the Chittenden Pension Account Plan (the “Chittenden Plan”); and

WHEREAS, the Corporation has acquired Granite State Bankshares, Inc (“Granite Bank”) effective February 28, 2003; and

WHEREAS, as a result of such acquisition, the Corporation has become the sponsoring employer of The Retirement Plan of Chittenden Corporation for Former Granite Bankshares, Inc. Participants, as amended and restated as of January 1, 2004 (the “Granite Plan”, formerly named The Retirement Plan of Granite Bankshares, Inc in RSI Retirement Trust); and

WHEREAS, Article 14 1 of the Chittenden Plan and Section 13.1 of the Granite Plan permits the Corporation to amend the Plan by resolution of the Board of Directors of the Corporation (the “Board”) from time to time; and

WHEREAS, the Corporation has previously authorized participation of former Granite Bank employees who became employees of the Corporation in the Chittenden Plan effective January 1, 2004; and

WHEREAS, as a result of an operational deficiency which was discovered under the Granite Plan, the Corporation submitted a proposed amendment to the Internal Revenue Service (“IRS”) to voluntarily correct such deficiency by extending eligibility, retroactive to October 1, 1987, to hourly paid employees who satisfied the Granite Plan’s one year eligibility service requirement; and

WHEREAS, the Corporation received a favorable compliance statement from the IRS approving the proposed correction, subject to the adoption of the proposed amendment described above;

WHEREAS, the Corporation now wishes to approve such amendment and to also merge the Granite Plan into the Plan, effective September 30, 2004;

NOW, THEREFORE, the Board, at a meeting held on September 15, 2004, and at which a quorum was present and acting throughout, hereby authorizes the Corporation to take the following action:

1.	The Granite Plan shall be amended effective October 1, 1987 to permit hourly employees of Granite Bank who satisfy the Granite Plan’s one year of eligibility service requirement to participate in the Granite Plan.

2.	The Granite shall be merged into the Chittenden Plan effective September 30, 2004.

3.	All accrued benefits and liabilities held under the Granite Plan which are attributable to participants and beneficiaries under such plan, and legal ownership of all assets held under the Granite Plan shall be transferred to the Chittenden Plan as of September 30, 2004.

4.

As of September 30, 2004, each participant and beneficiary under the Granite Plan shall be entitled to a benefit under the Chittenden Plan at least equal to the accrued benefit he would have been entitled to under the Granite Plan immediately prior[1] to September 30, 2004, as if the Granite Plan had then terminated, in accordance with Section 401(a)(12) of the Internal Revenue Code (the “Code”).

5.	The Granite Plan accrued benefit as of September 30, 2004 shall be determined for all active Participants in the Plan as of January 1, 2004 and actuarially converted to an Opening Balance Credit under the Plan as of September 30, 2004 based on the Employee’s attained age in years and completed months as of September 30, 2004. This calculation will be performed using an interest rate of 6.5% per annum and mortality assumption described in Section 1 2(b) of the Plan.

6.	Except for participants described in the preceding paragraph, for any terminated vested. participant, retiree, or beneficiary of the Granite Plan is receiving or will be entitled to receive future benefit payments from the Granite Plan as of September 30, 2004, any such benefit payments due after October 1, 2004 will be paid from the Chittenden Plan. The final monthly benefit payment due for the month of October 2004 shall be paid from the Granite Plan as of September 30, 2004.

7.	Notwithstanding the foregoing, to the extent required by Code Section 411(d)(6) and regulations thereunder, the benefits, rights and features attributable to benefits transferred from the Granite Plan to the Chittenden Plan shall be preserved and maintained under the Chittenden Plan.

8.	Unless specifically indicated otherwise, the terms of the Chittenden Plan shall apply to all participants, former participants, and beneficiaries with respect to their benefits that are transferred from the Granite Plan to the Chittenden Plan.

9.	The Corporation or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Board Resolution, including, but not limited to executing amendments to the Granite Plan and the Chittenden Plan and making changes as may be necessary to such amendments in order to maintain the qualified status of the Granite Plan and Chittenden Plan.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 15th day of September, 2004.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin

AMENDMENT NUMBER EIGHT

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

As Amended and Restated Effective January 1, 1997

(Including Amendments through January 1, 2000)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has previously approved an amendment of the Plan to permit the participation of former employees of Granite State Bankshares, Inc effective January 1, 2004; and

WHEREAS, the Board now desires to authorize the merger of the Retirement Plan of Chittenden Corporation for Former Granite State Bankshares, Inc. Participants, as amended and restated as of January 1, 2004, (the “Granite Plan”) into the Plan effective September 30, 2004;

NOW, THEREFORE, the Plan shall be amended, as follows, effective September 30, 2004;

1.	Section 3.2, “Opening Balance Credit”, shall be amended by adding the following paragraph (d) to the end thereof:

“(d)

Effective September 30, 2004, an Opening Balance Credit shall be determined for each Participant who is an active Employee as of January 1, 2004, and for whom a benefit was transferred from The Retirement Plan of Chittenden Corporation for Former Granite State Bankshares, Inc. Participants (the “Granite Plan”) to this Plan on or about September 30,

2004 Such Opening Balance Credit as of September 30, 2004, shall be based on the single sum Actuarial Equivalent of the Participant’s accrued benefit determined as of September 30, 2004, under the terms of the Granite Plan, calculated on the basis of the Participant’s age in years and completed months as of September 30, 2004. The single sum Actuarial Equivalent for the purpose of this paragraph (d) is based on an interest rate of 6.5% and the mortality assumption described in Section 1.2(b).”

2.	Section 3.4, “Interest Credits”, shall be amended by adding the following paragraph to the end thereof:

“Notwithstanding the foregoing, with respect to any former Granite Plan participant for whom an Opening Balance Credit was made as of September 30, 2004 pursuant to Section 3.3(d), a partial year’s Interest Credit based on the Member’s Opening Balance Credit shall be added to the Member’s Cash Balance Account as of the last day of the Plan Year (or the Member’s Annuity Starting Date, as applicable, if earlier) The interest rate used to determine the partial year’s Interest Credit shall equal one-fourth of the interest rate described above”

3.	Section 4.3, “Minimum Benefit”, shall be amended by adding the following paragraph to the end thereof

“Notwithstanding the foregoing, for any Member who participated in the Granite Plan, the Accrued Benefit due any such member under this Plan shall not be less than the Member’s accrued benefit determined under the provisions of the Granite Plan as in effect on September 30, 2004.”

4.	Section 5.3, “Minimum Early Retirement Benefits,” shall be amended by adding the following paragraph to the end thereof:

“Notwithstanding the foregoing, for any Member who participated in the Granite Plan, the early retirement income payable as a life annuity under the Plan for any such Member, shall not be less than his accrued benefit determined under the provisions of the Granite Plan, as in effect on September 30, 2004, adjusted to reflect early receipt of such benefits based on the early retirement reduction factors specified in the Granite Plan as in effect on September 30, 2004”

5.	Appendix A, “Service and Benefits for Employees of Acquired Companies”, shall be amended by adding the following to the end thereof:

“EARLIES POSSIBLE SERVICE DATE
FORMER COMPANY	ELIGIBILITY DATE	BENEFIT SERVICE
Granite State Bankshares, Inc.	See Section 2.3	See Section 2.4”

6	A new Appendix E shall be added as follows (see next page):

“CHITTENDEN PENSION ACCOUNT PLAN

APPENDIX E - SPECIAL BENEFIT PROVISIONS FOR

CERTAIN EMPLOYEES WHO ARE ENTITLED TO BENEFITS UNDER

THE RETIREMENT PLAN OF CHITTENDEN CORPORATION FOR

FORMER GRANITE STATE BANKSHARES INC. PARTICIPANTS

Prior to January 1, 2004, employees of Granite State Bankshares, Inc. (hereinafter referred to as “Granite Bank”) were eligible to participate in The Retirement Plan of Chittenden Corporation for Former Granite State Bankshare, Inc. Participants (hereinafter1 referred to as the “Granite Plan”, previously named the Retirement Plan of Granite State Bankshares, Inc. in RSI Retirement Trust). Effective September 30, 2004, the Granite Plan will be merged into this plan The purpose of this Appendix is to document the aforementioned transaction and to describe certain provisions relating specifically to the participation of Granite Bank employees.

1.	Effective Date and Transfer of Assets

Effective December 31, 2003, benefit accruals under the Granite Bank Plan ceased. All benefits, assets, and liabilities attributable to former1 Granite Bank employees, terminated vested employees, retirees and beneficiaries under such plan shall be transferred to and shall be maintained under this Plan on (or about) September 30, 2004 in accordance with the further provisions of this Appendix E and the Plan.

2.	Membership

Former employees of Granite Bank shall become a Member of this Plan in accordance with the provisions of Article II, as amended.

3.	Early Retirement Eligibility

For an Employee with respect to whom benefit accruals are transferred from the Granite Plan to this Plan, such Employee shall be entitled to retire (but only with respect to such benefit accruals transferred from the Granite Plan to this Plan) on an early retirement date upon the earliest of:

(a)	the date on which his attained age and Eligibility Service equals or exceeds 75; and

(b)	for an Employee who was a participant of the First National Bank of Peterborough Pension Plan as of December 31, 1998, the date on which such Employee attains age 54.

4.	Lump Sum Benefits Payable During 2004 and 2005

Actuarial equivalence for the purpose of determining the lump sum value of a Member’s Accrued Benefit under the Plan for the period beginning October 1, 2004 and ending September 30, 2005 shall be calculated on the basis of the mortality assumption described in Section 1.2(b) and the interest rate assumption in (a) or (b) below, whichever produces the greatest amount:

(a)	the applicable interest rate promulgated by the IRS under Code Section 417(e)(3) as in effect for August 2004; and

(b)	the applicable interest rate described in Section 1.2(b) in effect as of the date the lump sum payment is made

5.	Payment of Retirement Benefits

(a)	Subject to Section 3 2(d), for a former participant or beneficiary of the Granite Plan who was receiving or was entitled to receive future benefits from the Granite Plan as of September 30, 2004, any such benefits due after October 1, 2004, will be paid from this Plan. The final monthly benefit payment from the Granite Plan shall be the payment due for the month of October 2004, which shall be paid from the Granite Plan as of September 30, 2004.

(b)

Subject to the provisions of Article X, a Member who was a participant of the Granite Plan as of September 30, 2004, and entitled to a benefit thereunder, may elect, in accordance with the applicable provisions of Article X to have his benefit under the Plan payable as a life annuity but guaranteed for a period of 60 or 180 months. Should the member die before the minimum number of payments is made, the balance of such monthly retirement payments shall be paid to his Beneficiary either by continuing the same monthly payments or by commuting to a single lump sum, as elected by the Beneficiary. If the designated Beneficiary should die before the guaranteed total of monthly payments are made, any remaining payments shall commuted to an Actuarial Equivalent lump sum and paid to the Beneficiary’s estate.

This form of payment shall only be available with respect to the portion of a Member’s benefit that accrued under the Granite Plan as of September 30, 2004.

6.	Miscellaneous

(a)	To the extent required by Code Section 411(d)(6) and regulations thereunder, the benefits, rights, and features attributable to benefits transferred from the Granite Plan to this Plan shall be preserved hereunder in accordance with the provisions of this Appendix and the provisions of this Plan.

(b)	Unless specifically indicated otherwise, the terms of this Plan shall apply to all employees, terminated vested employees, retirees, and beneficiaries with respect to whom benefits were transferred from the Granite Plan to this Plan on or about September 30, 2004.

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed this 15th day of September, 2004.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

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CHITTENDEN CORPORATION

BOARD OF DIRECTORS RESOLUTION

WHEREAS, Chittenden Corporation (the “Corporation”) heretofore adopted the Chittenden Pension Account Plan (the “Pension Plan”) and the Chittenden Incentive Savings and Profit Sharing Plan (the “Savings Plan”); and

WHEREAS, Article 14.1 of the Pension Plan and Section 13.2 of the Savings Plan permit the Corporation to amend the plans by resolution of the Board of Directors of the Corporation (the “Board”) from time to time; and

WHEREAS, the Corporation has reviewed its retirement program objectives and possible design alternatives intended to achieve such objectives; and

WHEREAS, as a result of such review, the Corporation now wishes to freeze the Pension Plan effective December 31, 2005 and replace future benefit accruals under such plan with additional core contributions under the Savings Plan effective January 1, 2006 and to provide for certain transition contributions to Pension Plan participants who have at least 5 years of benefit service as of such date;

NOW, THEREFORE, the Board, at a meeting held on May 18, 2005 and at which a quorum was present and acting throughout, hereby authorizes the Corporation to take the following action:

1.	The Pension Plan shall be amended effective December 31, 2005 to freeze participation to those who are actively participating in such plan as of December 31, 2005 and to discontinue all future Annual Pay Credits for Plan Year 2006 and thereafter. A Pension Plan Member’s Cash Balance Account shall continue to be credited with Interest Credits as provided therein, and all other Pension Plan provisions shall continue to apply with respect to a Member’s Accrued Benefit thereunder.

2.	The Savings Plan shall be amended and restated effective January 1, 2006 to reflect the changes substantially in the form presented and as summarized on Exhibit 1 as attached hereto and presented to the Board.

3.	The Corporation or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Board Resolution, including, but not limited to executing an amendment and/or restatement to the Pension Plan and Savings Plan, submitting an Application for determination of qualified status for the Savings Plan, making changes as may be necessary to such amendments or restatements in order to maintain the qualified status of such plan, and communicating the retirement program changes to affected participants as appropriate and in accordance with applicable legal requirements.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 20th day of May, 2005.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Mary E. Stanley
(Corporate Seal)

NOW, THEREFORE, the Board, at a meeting held on October 19, 2005 and at which a quorum was present and acting throughout, hereby authorizes the Corporation to take the following action:

1.	The Savings Plan restatement, a draft of which is available to the Board and which reflects the changes previously adopted, shall be further amended effective January 1, 2006 to add an Employee Stock Ownership Plan (“ESOP”) feature which meets the applicable IRC requirements to qualify as an ESOP under IRC Section 4975(e)(7). The ESOP portion of the Savings Plan shall consist of the portion of each participant’s vested account which is invested in shares of Corporation stock. It is intended that dividends paid in respect of shares of Corporation stock held by the ESOP shall be deductible by the Corporation pursuant to IRC Section 404(k). Accordingly, a participant shall be permitted to elect to receive the dividend in cash or reinvest the dividend into shares of Corporation stock under the Savings Plan as prescribed under IRC Section 404(k).

2.	The Savings Plan and Pension Account Plan shall be amended to designate the Retirement Committee of the Corporation as “plan administrator” (as defined under ERISA). Furthermore, the plan administrator under such plans as well as the administrative committee under the TFSA Plan shall be hereby delegated with the authority to adopt future amendments to such plan to ensure the continued qualification of the plans under Internal Revenue Code (“IRC”) Section 401(a), as applicable, and to comply with such other IRC, ERISA or legal requirements as may apply, or to make such other non-substantive or administrative changes as it deems appropriate, provided the amendment does not materially increase the Corporation’s liabilities under such plan and meets such other guidelines as may be adopted by the Board.

3.	The Corporation or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Board Resolution, including, but not limited to executing the Savings Plan restatement and the amendments to the TFSA Plan and other employee benefit plans, as necessary, and making such changes to said restatement or amendments as deemed necessary and appropriate to reflect the foregoing.

IN WITNESS WHEREOF, the Board of Directors has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 19th day of October 2005.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice

ATTEST:

/s/ Eugenie J. Fortin
(Corporate Seal)

CHITTENDEN CORPORATION

RETIREMENT COMMITTEE RESOLUTION

WHEREAS, Chittenden Corporation (the “Corporation”) heretofore adopted the Chittenden Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Plan Administrator to adopt amendments to the Plan in certain circumstances including amendments to ensure the continued qualification of the Plan under Code Section 401(a); and

WHEREAS, the Corporation has previously appointed the Retirement Committee as Plan Administrator under the Plan; and

WHEREAS, the Retirement Committee or the Corporation desires to amend the Plan to comply with the with the new automatic rollover rules pursuant to the requirements of Internal Revenue Code Section 401(a)(31)(B) effective March 28, 2005.

NOW, THEREFORE, the Retirement Committee, by unanimous consent, hereby adopts the following amendment to the Plan:

1.	Pursuant to Code Section 401(a)(31)(B), the Plan shall be amended effective March 28, 2005 to provide for an automatic rollover to an IRA for a Member (or surviving Spouse) who (a) has an eligible rollover distribution of greater than $1,000 but not more than $5,000 and (b) does not make an election to directly rollover the distribution or to receive the distribution directly within the time period prescribed under the Plan.

2.	The Corporation or its duly authorized delegate is authorized to take whatever action is necessary and appropriate to effect the terms of the Resolution, including executing the amendment to the Plan as necessary and appropriate to reflect the foregoing.

IN WITNESS WHEREOF, the Retirement Committee has caused this instrument to be executed by its officer duly authorized and its corporate seal to be hereunto affixed, as of the 22nd day of December, 2005.

CHITTENDEN CORPORATION

By:	/s/ Sarah P. Merritt

By:	/s/ Debra S. Dayman

AMENDMENT NUMBER NINE

TO THE

CHITTENDEN PENSION ACCOUNT PLAN

Amended and Restated Effective January 1, 1997

(Including Amendments through January 2000)

WHEREAS, Chittenden Corporation (the “Principal Employer”) established the Pension Account Plan (the “Plan”); and

WHEREAS, Section 14.1 of the Plan permits the Principal Employer to amend the Plan by means of a resolution of the Board of Directors (the “Board”); and

WHEREAS, the Board has adopted changes to its retirement program which included freezing the Plan effective December 31, 2005; and

WHEREAS, the Board has also formally appointed the Retirement Committee as “plan administrator” under the Plan which, pursuant to the terms of the Plan, has the authority to adopt amendments to the Plan in limited circumstances, as described therein, including amendments necessary to ensure the continued qualification of the Plan under Internal Revenue Code (“IRC”) Section 401(a); and

WHEREAS, the Retirement Committee has approved an amendment to the Plan to comply with the new automatic rollover rules pursuant to the requirements of Internal Revenue Code Section 401(a)(31)(B).

NOW, THEREFORE, the Plan shall be amended as follows:

1.	The “Preamble” to the Plan shall be amended by adding the following paragraph to the end thereof:

“Effective December 31, 2005, the Plan is hereby amended to freeze participation to those who are actively Members as of December 31, 2005 and to discontinue all future Annual Pay Credits beginning with Plan Year 2006 and all Plan Years thereafter. However, all other Plan provisions shall continue to apply

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with respect to a Member’s Accrued Benefit. Accordingly, the Member’s Cash Balance Account shall continue to be credited with Interest Credits as provided in Section 3.4, and the Member shall continue to earn Eligibility Service as provided in Section 2.3.”

2.	Section 1.31 (Plan Administrator) is amended effective October 19, 2005 by replacing “Principal Employer” with “Retirement Committee.”

3.	Section 2.1 (Membership) shall be amended effective December 31, 2005 by adding the following paragraph (i) to the end thereof:

“(i) Notwithstanding any other provision of the Plan to the contrary, no Employee, who is not already an active Member as of December 31, 2005, shall be eligible to participate in the Plan.”

4.	Section 3.3 (Annual Pay Credits) shall be amended effective December 31, 2005, by adding the following subsection (d) to the end thereof:

“(d) Notwithstanding any Plan provision to the contrary, effective with the Plan Year beginning January 1, 2006, there shall be no further Annual Pay Credits made to any Member’s Cash Balance Account.”

5.	Article VIII (Reemployment) is amended by adding the following new Section 8.4 to the end thereof:

“8.4 Reemployment After December 31, 2005. Notwithstanding Sections, 8.1, 8.2 and 8.3, no Employee who is reemployed by an Employer after December 31, 2005, whether before or after an Annuity Starting Date, shall accrue additional benefits with respect to such period of reemployment. Accordingly, no Opening Balance Credit or Cash Balance Account shall be established for such Employee upon reemployment, and no future Annual Pay Credits shall be made on behalf of such Employee.”

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6.	Section 10.9 (Direct Rollovers from the Plan) shall be amended by adding the following paragraph to the end thereof:

“Pursuant to Code Section 401(a)(31)(B), in the event of a mandatory cashout distribution under Section 10.9(b) which is an eligible rollover distribution in an amount greater than $1,000 but not greater than $5,000, if the Member (or surviving Spouse) does not elect to have such distribution paid directly to an eligible retirement plan specified by the Member (or surviving Spouse, if applicable) in a direct rollover or to receive the distribution directly in accordance with this Section, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator in accordance with Department of Labor Regulation Section 2550.404a-2.”

7.	Article XI (Administration of the Plan) is amended by replacing “Principal Employer” with “Plan Administrator” in each place such term appears in such Article, except for the second sentence of the second paragraph of Section 11.1.

IN WITNESS WHEREOF, the Principal Employer has caused this amendment to be executed by its officer thereunto duly authorized and its corporate seal to be hereunto affixed as of the 23rd day of December 2005.

CHITTENDEN CORPORATION

By:	/s/ F. Sheldon Prentice
S.V.P., General Counsel & Secretary

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